1

Forward-Looking Statements Safe harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about our financial results, which may include expected GAAP and non-GAAP financial and other operating and non-operating results, including revenue, net income, diluted earnings per share, operating cash flow growth, operating margin improvement, deferred revenue growth, expected revenue run rate, expected tax rates, stock-based compensation expenses, amortization of purchased intangibles, amortization of debt discount and shares outstanding.  The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions.  If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward- looking statements we make. The risks and uncertainties referred to above include -- but are not limited to -- risks associated with possible fluctuations in the company’s financial and operating results; the company’s rate of growth and anticipated revenue run rate, including the company’s ability to convert deferred revenue and unbilled deferred revenue into revenue and cash flow, and ability to maintain continued growth of deferred revenue and unbilled deferred revenue; foreign currency exchange rates; errors, interruptions or delays in the company’s services or the company’s Web hosting; breaches of the company’s security measures; domestic and international regulatory developments, including the adoption of new privacy laws; the financial and other impact of any previous and future acquisitions; the nature of the company’s business model, including risks related to government contracts; the company’s ability to continue to release, gain customer acceptance of, and provide support for new and improved versions of the company’s services; successful customer deployment and utilization of the company’s existing and future services; changes in the company’s sales cycle; competition; various financial aspects of the company’s subscription model; unexpected increases in attrition or decreases in new business; the company’s ability to realize benefits from strategic partnerships and strategic investments; the emerging markets in which the company operates; unique aspects of entering or expanding in international markets, including the compliance with United States export control laws, the company’s ability to hire, retain and motivate employees and manage the company’s growth; changes in the company’s customer base; technological developments; litigation and any related claims, negotiations and settlements, including with respect to intellectual property matters or industry-specific regulations; unanticipated changes in the company’s effective tax rate; factors affecting the company’s outstanding convertible notes, term loan, and revolving credit facility; fluctuations in the number of company shares outstanding and the price of such shares; collection of receivables; interest rates; factors affecting the company’s deferred tax assets and ability to value and utilize them; the potential negative impact of indirect tax exposure; the risks and expenses associated with the company’s real estate and office facilities space; and general developments in the economy, financial markets, credit markets, and the impact of current and future accounting pronouncements and other financial reporting standards. Further information on these and other factors that could affect the company’s financial results is included in the reports on Forms 10-K, 10-Q and 8-K and in other filings we make with the Securities and Exchange Commission from time to time.  These documents are available on the SEC Filings section of the Investor Information section of the company’s website at www.salesforce.com/investor. 2

Durable Growth on the Trail to $20 Billion 4 November 7, 2017

President & CFO Mark Hawkins Durable Growth 5

Our Financial Priorities Managing for the long-term, delivering improvement yearly Durable Growth Execution Durable Growth Leverage Durable Growth Economics 6

Where We’ve Been… $5.4B FY15 $4.1B FY14$3.1B FY13 $6.7B FY16 $2.3B FY12 $8.4B FY17 FY22FY14 FY18 TAM: $37B  Employees: 13K TAM: $72B2  Employees: 30K 1$10.4B based on the high-end of the guidance provided August 22nd, 2017. $12.5B based on the guidance provided November 6, 2017. Represents the high end of Salesforce FY2019 revenue guidance of $12.45B to $12.5B based on current US GAAP under ASC 605.2Refer to slide 12 for TAM source. Differences between information disclosed on subsequent slides is due to rounding. $10.4B FY18 guidance1 7

$5.4B FY15 $4.1B FY14$3.1B FY13 $6.7B FY16 $2.3B FY12 $10.4B FY18 guidance1$8.4B FY17 FY22FY14 FY18 TAM: $37B  Employees: 13K TAM: $72B2  Employees: 30K $12.5B FY19 guidance1 1$10.4B based on the high-end of the guidance provided August 22nd, 2017. $12.5B based on the guidance provided November 6, 2017. Represents the high end of Salesforce FY2019 revenue guidance of $12.45B to $12.5B based on current US GAAP under ASC 605.2Refer to slide 12 for TAM source. Differences between information disclosed on subsequent slides is due to rounding. 7 …and Where We’re Going…

$5.4B FY15 $4.1B FY14$3.1B FY13 $6.7B FY16 $2.3B FY12 $10.4B FY18 guidance1$8.4B FY17 $20B-$22B FY22 target FY22FY14 FY18 TAM: $37B  Employees: 13K TAM: $72B2  Employees: 30K TAM: $120B2  Employees: >45K $12.5B FY19 guidance1 1$10.4B based on the high-end of the guidance provided August 22nd, 2017. $12.5B based on the guidance provided November 6, 2017. Represents the high end of Salesforce FY2019 revenue guidance of $12.45B to $12.5B based on current US GAAP under ASC 605.2Refer to slide 12 for TAM source. Differences between information disclosed on subsequent slides is due to rounding. 7 …Consistent Organic Growth to $20 Billion Plus

Multiple Opportunities for Durable Growth APAC EMEA Americas Enterprise Commercial Sales Cloud Service Cloud Salesforce Platform Small Business Industries & Other JAPAN Marketing & Commerce 8 Who CUSTOMERS Where GEOGRAPHIES What PRODUCTS

What We Sell 9

COMMUNITIES COLLABORATION MARKETING SERVICE SALES INDUSTRIES COMMERCE SALESFORCE PLATFORM EINSTEINTRAILHEAD LIGHTNING ANALYTICS APPEXCHANGEHEROKUIoT Single View of the Customer The Only Complete Cloud CRM Platform 10 No other company is better positioned to drive digital transformation

$72 Billion Market Opportunity Today...


CY16 Market Share1
38%
19%
11%
4%2
5%
<1%
CY16 TAM3
$8B
$12B
$7B
$5B
$26B
$14B
Sales
Service
Marketing
Commerce
Platform & Other
Analytics

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. [1]Source: Sales, Service, Marketing, and Commerce per Gartner, Market Share All Software Markets, Worldwide, 2016, 4.14.17. Platform & other and Analytics market share calculated by Salesforce using the definitions below. [2]Salesforce acquired Demandware on July 11, 2016. Market share includes Demandware's 2016 commerce contribution of $115.8M. [3]Source: Gartner Total Enterprise Software Revenue for All Software Segments and Regions, 2014-2021. Platform & Other market defined as Application Platform Software, Application Platform Software as a Service (aPaaS), Other AD, Data Integration Tools, Business Process Management Suites, Identity Governance and Administration, Mobile Application Development Platforms, Testing, Full Life Cycle API Management, Web Access Management. Analytics market defined as Modern BI Platforms, Traditional BI Platforms, Data Science Platforms, Analytic Applications.
[4]Salesforce revenue growth represents Q2 FY18 year-over-year growth. [5]Represents Commerce Cloud GMV growth as of Q2 FY18.

11

…Growing to $120 Billion in 2021

	Sales	Service	Marketing	Commerce	Platform & Other	Analytics
Salesforce Revenue Growth (Q2'18)[4]	17%	21%	36%	32%[5]	32%	NOT DISCLOSED
Market Growth (CAGR 16-21)[3]	11%	13%	18%	15%	7%	8%



CY21 TAM[3]
$13B
$22B
$17B
$9B
$37B
$21B
Sales
Service
Marketing
Commerce
Platform & Other
Analytics

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. [1]Source: Sales, Service, Marketing, and Commerce per Gartner, Market Share All Software Markets, Worldwide, 2016, 4.14.17. Platform & other and Analytics market share calculated by Salesforce using the definitions below. [2]Salesforce acquired Demandware on July 11, 2016. Market share includes Demandware's 2016 commerce contribution of $115.8M. [3]Source: Gartner Total Enterprise Software Revenue for All Software Segments and Regions, 2014-2021. Platform & Other market defined as Application Platform Software, Application Platform Software as a Service (aPaaS), Other AD, Data Integration Tools, Business Process Management Suites, Identity Governance and Administration, Mobile Application Development Platforms, Testing, Full Life Cycle API Management, Web Access Management. Analytics market defined as Modern BI Platforms, Traditional BI Platforms, Data Science Platforms, Analytic Applications.
[4]Salesforce revenue growth represents Q2 FY18 year-over-year growth. [5]Represents Commerce Cloud GMV growth as of Q2 FY18.

11

Source: Industry analysts. Extending our CRM Market Leadership Taking share in the most important enterprise software market 2009 2010 2011 2012 2013 2014 2015 2016 7.2% 9.4% 18.1% 1.4% 6.3% 8.7% 11.0% 1.2% 12

Land and Expand Beneﬁtting from a broader product portfolio FY18 42% 58% 77% 23% New logos Installed base 45% 55% 75% 25% FY17 40% 60% 74% 26% FY16 Note: Proportions based on sales during the trailing twelve months ended July 31 (fiscal Q2) as of the fiscal years noted. New products into installed base Additional seats and upgrades into installed base SALES CLOUD (SFA) 39% OF NEW LOGO DOLLARS 13

Our Product Suite is Growing Add-on products provide incremental new business opportunity SERVICE SALES COMMERCE PLATFORM MARKETING COMMUNITIES ANALYTICS CPQ LIVEMESSAGE SHIELD HEALTH CLOUD FINANCIAL SERVICES CLOUD PARDOT DMP $0.69 CORE PRODUCTS $0.31 ADD-ONS $1 New Business FIELD SERVICE Note: Proportions based on sales during the trailing twelve months ended Q2 FY18 14

Salesforce Platform is a Full Portfolio Ecosystem sustains growth and expands reach Other 10% ISV 17% Heroku 10% Sandbox & Storage 18% Salesforce Platform 45% ~$190M  revenue run-rate ~$340M  revenue run-rate ~$310M  revenue run-rate Platform & Other Revenue1 1Platform & Other revenue proportions and run-rates based on reported financials for Q2 FY18. Run-rate is calculated by multiplying Q2 FY18 revenue by four. 2Solutions and Installs as of 11/2/17. ISV annual revenue as of Q2 FY18. 15 ~$830M  revenue run-rate 2 Installs Solutions ISVs with $5M+ annual revenue 5.1M 4k 11

16 Where We Sell

Gaining Share Internationally…

International markets add to our long-term growth opportunity


CY16 Market Share[1]
13%
7%
7%
CY16 TAM[2]
$43B
$20B
$10B
Americas
EMEA
JAPAC

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. [1]Market share source: Gartner, Market Share All Software Markets, Worldwide, 2016, 4.14.17. Note: Salesforce acquired Demandware on July 11, 2016. Market share includes Demandware's 2016 commerce contribution of $115.8M. [2]Source: Gartner Total Enterprise Software Revenue for All Software Segments and Regions, 2014-2021. Includes Platform & Other market defined as Application Platform Software, Application Platform Software as a Service (aPaaS), Other AD, Data Integration Tools, Business Process Management Suites, Identity Governance and Administration, Mobile Application Development Platforms, Testing, Full Life Cycle API Management, Web Access Management. Analytics market defined as Modern BI Platforms, Traditional BI Platforms, Data Science Platforms, Analytic Applications.
[3]Salesforce revenue growth represents Q2 FY18 year-over-year growth.

17

...and Growing Faster Than the Market

International markets add to our long-term growth opportunity

	Americas	EMEA	JAPAC
Salesforce Revenue Growth (Q2'18)[3]	24%	31%	27%
Market Growth (CAGR 16-21)[2]	10%	10%	13%



CY21 TAM²
$69B
$32B
$18B
Americas
EMEA
JAPAC

Calculations performed by Salesforce and graphics created by Salesforce based on Gartner research. [1]Market share source: Gartner, Market Share All Software Markets, Worldwide, 2016, 4.14.17. Note: Salesforce acquired Demandware on July 11, 2016. Market share includes Demandware's 2016 commerce contribution of $115.8M. [2]Source: Gartner Total Enterprise Software Revenue for All Software Segments and Regions, 2014-2021. Includes Platform & Other market defined as Application Platform Software, Application Platform Software as a Service (aPaaS), Other AD, Data Integration Tools, Business Process Management Suites, Identity Governance and Administration, Mobile Application Development Platforms, Testing, Full Life Cycle API Management, Web Access Management. Analytics market defined as Modern BI Platforms, Traditional BI Platforms, Data Science Platforms, Analytic Applications.

[3]Salesforce revenue growth represents Q2 FY18 year-over-year growth.

17

Top Nine Countries are 80% of our Global TAM Expanding market coverage in top cities around the world Rank Metro Rank Metro 1 New York 14 Philadelphia 2 London 15 Melbourne 3 Paris 16 Atlanta 4 San Francisco 17 Seattle 5 Los Angeles 18 Amsterdam 6 Tokyo 19 Munich 7 Chicago 20 Miami 8 Boston 21 Minneapolis 9 Sydney 22 Zurich 10 Houston 23 Madrid 11 Washington DC 24 Milan 12 Dallas 25 Phoenix 13 Toronto Top CitiesTop Countries 18Source: Salesforce estimates based on internal research and industry analysts. Top countries and top cities based on the size of the market opportunity.

Evolving Our Coverage Model

salesforce

Local empowerment makes us fast and agile

Centralized



Regional



Cities



Closer to Customer

International Headcount

29%

CAGR FY14 to FY18

Empowered

Regions

EMEA
APAC
JAPAN

Specialized

ProServ Investments

kerensen consulting

YOUR SL
A Salesforce Company

Fast & Agile

International Datacenter Locations

6

salesforce
Google Cloud Platform
amazon web services

Note: International headcount growth from Q2 FY14 through Q2 FY18.

19

20 Who We Sell To

Portfolio Provides Solutions for All Customers Enterprise and commercial represent ~80% of the market opportunity Enterprise Commercial SMB PubSec $10B $5B $32B $25B CY16 TAM Source: Salesforce estimates based on internal research and industry analysts. 21 17% 7% 25% 2% CY16 Market Share

Portfolio Provides Solutions for All Customers Enterprise and commercial represent ~80% of the market opportunity Enterprise Commercial SMB PubSec $16B $10B $53B $40B Source: Salesforce estimates based on internal research and industry analysts. CY21 TAM 21 Market Growth (CAGR 16-21) 10% 11% 15% 9%

Multi-Cloud Remains a Large Opportunity Our portfolio of products addresses all key markets ENTERPRISE CUSTOMERS COMMERCIAL & SMB CUSTOMERS Note: Proportions as of Q2 for the fiscal years noted. “Multi-cloud” defined as customers who are using two or more clouds. 49% multi-cloud FY14 14% multi-cloud FY18 51% multi-cloud 22 25% multi-cloud

We’ve Become Mission Critical Approximately 1,600 customers pay us more than $1 million annually $20M+ 24 3 8x $10M+ ~100 ~20 5x $5M+ ~260 ~70 4x $1M+ ~1,600 ~700 2x Note: Customer count as of Q2 for the fiscal years noted. FY14 FY18 CUSTOMER COUNT BY ANNUAL REVENUE 23

Expanding With Our Top Customers

Increasing our relationships and reach across multiple industries


TOP 10 Q2 FY14
A $42M FinServe
B Technology
C Technology
D FinServe
E Technology
F Logistics
G Technology
H Conglomerate
I Technology
J $13M Technology
Entry bar has more than doubled
TOP 10 Q2 FY18
G $76M Technology
A FinServe
K Retail
L Telco
B Technology
H Conglomerate
C Technology
D FinServe
M Technology
N $31M Internet
Represents new customers since FY14

Note: Represents annualized revenue as of Q2 for the fiscal years noted.

24

Industries Strategy Drives TAM Penetration Top six industries represent ~80% of the market opportunity FinServe Mfg Media & Comms HLS Public Sector Retail $4B $10B $8B $10B $13B$14B CY16 TAM Source: Salesforce estimates based on internal research and industry analysts. 9% 10% 9% 10% CY16 Market Share 2% 15% 25

Market Growth (CAGR 16-21) 11% 10% 12% 11% 9% 10% Industries Strategy Drives TAM Penetration Top six industries represent ~80% of the market opportunity FinServe Mfg Media & Comms HLS Public Sector Retail $6B $16B $13B $17B $20B $24B Source: Salesforce estimates based on internal research and industry analysts. CY21 TAM 25

Traction in Target Industries 40% of account executives are aligned by industry 1Represents top 10 U.S. banks and top 10 European banks. 2Vertical products include Financial Services Wealth Management, Financial Services Retail Banking, and Health Cloud. Financial Services 17 OF 20 Top U.S. & European Banks1 Manufacturing 8 OF 10 Top Discrete Manufacturers HLS 15 OF 20 Top Global Pharmaceutical Companies Communications & Media 7 OF 10 Top Global Telecom Companies Retail 10 OF 20 Top Global Retailers Consumer Goods 11 OF 15 Top CPG Companies Travel, Transport & Hospitality 7 OF 10 Top Hospitality Companies High Tech 8 OF 10 Top Tech Companies 57% of customers who buy vertical products are net new to Salesforce2. 26

Top SIs are Investing in Salesforce Salesforce is the highest growth practice for top system integrators 27 EVERY TOP SI RUNS ON SALESFORCE CERTIFIED PROFESSIONAL GROWTH (FY14-FY18)1 20x 6x 12x 225x 7x 1Change in certified professionals as of Q2 FY14 through Q2 FY18. 2Based on new business over the first half of FY18 (Q1 & Q2). 50% OF NEW BUSINESS IS GENERATED WITH PARTNERS2

The Foundation of Durable Growth APAC EMEA Americas Enterprise Commercial Sales Cloud Service Cloud Salesforce Platform Small Business Industries & Other JAPAN Marketing & Commerce 28 Who CUSTOMERS Where What PRODUCTS GEOGRAPHIES Expanded TAM from $700M in 1999 to $120B in 2021

Drivers for Durable Growth $10.4B FY18 guidance1 $20B-$22B FY22 target $12.5B FY19 guidance1 1$10.4B based on the high-end of the guidance provided August 22nd, 2017. $12.5B based on the guidance provided November 6, 2017 and based on current US GAAP under ASC 605. 2Refer to slide 12 for TAM source. 29 $5.4B FY15 $4.1B FY14$3.1B FY13 $6.7B FY16 $2.3B FY12 $8.4B FY17 Rewriting enterprise software history • Most complete product portfolio • Large and growing TAM • Moving up market • Expanding internationally • Robust ecosystem

EVP, Deputy CFO David Havlek Durable Growth Leverage & Economics 30

The SaaS Model: A Simple Formula The foundation for understanding growth and leverage A B C D- + = Beginning ARR Ending ARR 31 Net-New ARR ARR Attrition New ARR

Two Types of Leverage in a Subscription Model 32 Model leverage Occurs when revenue growth is faster than New ARR growth at constant CTB, CTS, and attrition G rowth R at e Margin

Two Types of Leverage in a Subscription Model 32 Model leverage Occurs when revenue growth is faster than New ARR growth at constant CTB, CTS, and attrition G rowth R at e Margin

Two Types of Leverage in a Subscription Model 32 Operating leverage Occurs when CTB, CTS or attrition improve Model leverage Occurs when revenue growth is faster than New ARR growth at constant CTB, CTS, and attrition G rowth R at e Margin

Meet Three Companies Company’s growth strategy deﬁnes the leverage opportunity 33 The Camper New ARR: Constant Dollar Adds The Explorer Net-New ARR: Constant Dollar Adds The Trailblazer Net-New ARR: Constant Growth Rate (net of attrition) (net of attrition)

Camper: Constant New ARR Dollars Model leverage high: revenue growth far exceeds new ARR growth 34 Beginning ARR ARR Attrition New ARR Ending ARR Ending ARR Ending ARR Ending ARR $169 $18 $16 $15 $20 $100 $30 $30 $30 $30 $120 $138 $154 $230 revenue in 10 years +20% +15% +12% 14% Revenue CAGR (10%) Net ARR CAGR 0% New ARR CAGR +10% 10% Attrition

Explorer: Constant Net-New ARR Dollars Model leverage moderate: revenue growth exceeds new ARR growth Beginning ARR ARR Attrition New ARR Ending ARR Ending ARR Ending ARR Ending ARR $20 $20 $20 $20 35 $180$100 $120 $140 $160 $300 revenue in 10 years 16% Revenue CAGR 0% Net ARR CAGR 6% New ARR CAGR 10% Attrition +20% +17% +14% +13%

Trailblazer: Constant Net-New ARR Growth Rate No model leverage: revenue growth equal to new ARR growth Beginning ARR ARR Attrition New ARR Ending ARR Ending ARR Ending ARR Ending ARR $24 $29 $35 $20 36 $208$100 $120 $144 $173 $620 revenue in 10 years 20% Revenue CAGR 20% Net ARR CAGR 20% New ARR CAGR 10% Attrition +20% +20% +20% +20%

Growth Strategy Impacts Leverage Opportunity CAMPER EXPLORER TRAILBLAZER GROWTH STRATEGY New ARR: Constant Dollar Addition Net-New ARR: Constant Dollar Addition Net-New ARR: Constant Growth Rate REVENUE GROWTH Decelerate until 0% Decelerating to approach 0% Flat growth in perpetuity SUSTAINABILITY OF REV GROWTH No No Yes 37 Function of growth Function of efficiency MODEL LEVERAGE High Moderate Low OPERATING LEVERAGE (CTB/CTS) High Moderate Low RISK OF UNDERINVESTMENT High Moderate Low

Decelerating Growth Drives Model Leverage 0% 70% 140% FY13 FY14 FY15 FY16 FY17 SaaS A SaaS B SaaS C SaaS D 38Note: Data represents subscription and support revenue for each company as of their most recently completed fiscal years. Market capitalization as of November 3, 2017. Re ve nue G ro wth Ra te

Proven Durable Growth FY14 FY15 FY16 FY17 FY18E 25%27%27% 33%34% $10,400M $8,392M $6,667M $5,374M $4,071M Q214 Q215 Q216 Q217 Q218 26%26%29% 31%34% $4,819M $3,824M $3,035M $2,353M $1,790M Revenue Deferred Revenue Annual Revenue Deferred Revenue C/C Revenue Growth1 1FY18 constant currency growth rate represents the constant currency growth for the first half of fiscal 2018. Non-GAAP revenue constant currency growth rates as compared to the comparable prior period. We present constant currency information for revenue to provide a framework for assessing how our underlying business performed excluding the effects of foreign currency rate fluctuations. To present constant currency revenue, current and comparative prior period results for entities reporting in currencies other than the United States dollars are converted into United States dollars at the weighted average exchange rate for the quarter being compared to for growth rate calculations presented, rather than the actual exchange rates in effect during that period. Salesforce’s consistent growth proﬁle is unique 39

Delivering Consistent Margin Improvement Proﬁtability driven by both operating leverage and model leverage FY14 FY15 FY16 FY17 FY18E 14.7%13.2%12.4%10.7%8.9% $10,400M $8,392M $6,667M $5,374M $4,071M Investment Areas Infrastructure (+240bps) R&D (flat) Leverage Areas G&A (-420bps) S&M (-410bps) Revenue Non-GAAP Op. Margin Note: FY18 estimates represent guidance ranges provided August 22, 2017. Non-GAAP operating margin excludes the effects of stock-based compensation, amortization of purchased intangibles, and lease termination resulting from purchase of office building. A complete reconciliation of GAAP to non-GAAP measures can be found in the Appendix and at www.salesforce.com. 40

Historical Growth-Margin Framework We are a diﬀerent company today than in FY12 Priority Rev. Growth Non-GAAP Op. Margin OCF Growth Growth Top & Bottom Line 20-30% +100-300 bps ~Revenue Growth 1Represents the high-end of Salesforce's FY18 revenue guidance provided August 22, 2017. FY12 FY18 FY22 Revenue $2.3B $10.4B1 $20-$22B TAM $26B $72B $120B Clouds 3 8 ? Employees 8k 30K >45K Past and Future: Durable growth Consistent operating leverage Modest model leverage 41

42 Durable Growth Economics

Balancing Near- and Long-Term Goals Subscription economics guide our execution 43 Where Who What One P&L Enables speed and agility at scale Optimization Model: Near-term: Durable growth with leverage Long-term: Strong unit economics and lifetime value Key inputs: Operating margin Hiring capacity Subscription Economics (CTB/CTS/Attrition) Vary by product, geo and customer size

Subscription Economics Vary by Cloud

Sales Cloud delivering mature margin today



Sales Cloud
Service Cloud
Marketing & Commerce
Salesforce Platform

SALES CLOUD

~30%

ESTIMATED ECONOMIC MARGIN TODAY[1]

SALES CLOUD

~40%

ESTIMATED ECONOMIC MARGIN LONG-TERM[1]

[1]Economic margin calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Economic margin is not an operating margin. The Company maintains one consolidated statement of operations. The "long-term margin" considers a low-single-digit growth rate, and the "current margin" is based off of FY17 reported Sales Cloud revenue growth rates.

44

Subscription Economics Vary by Region AMERICAS’ COST TO BOOK 15%-30% LOWER THAN OTHER REGIONS1 45 International scale creates opportunity 1Cost to book calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics APAC EMEA Americas JAPAN

Subscription Economics Vary by Market Investing in long-term enterprise opportunity ENTERPRISE ~40% 46 1Economic margin calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics. Economic margin is not an operating margin. The Company maintains one consolidated statement of operations. The “long-term margin” considers a low-single-digit growth rate. ESTIMATED ECONOMIC MARGIN LONG-TERM1 Enterprise Commercial Small Business Industries & Other

Subscription Economics Guide Our Path

Subscription Economics

Lifetime Revenue	$1/ Attrition
Less	
Cost to Book	S&M / Est. New ARR
Cost to Serve	(Subs. COGS + R&D + G&A) / Subs. Rev
Margin at Maturity	**>35%** ESTIMATED ECONOMIC MARGIN LONG-TERM

Economic Margin



60%
Growth Rate
salesforce
0%
0%
Margin
40%

[1]Economic margin calculations based on assumptions regarding unit lifetime revenue and subscription economics, including cost to book, cost to serve, and attrition dynamics.
Economic margin is not an operating margin. The "long-term margin" considers a low-single-digit growth rate.

47

48

49 Appendix

GAAP to Non-GAAP Reconciliation 50 (in 000's) Non-GAAP income from operations 1H FY18 FY17 FY16 FY15 FY14 GAAP income (loss) from operations $41,911 $64,228 $114,923 ($145,633) ($286,074) Plus: Amortization of purchased intangibles 148,276 225,277 158,070 154,973 146,535 Stock-based expenses 508,054 820,367 593,628 564,765 503,280 Less: Operating lease termination resulting from purchase of 50 Fremont 0 0 (36,617) 0 0 Non-GAAP income from operations $698,241 $1,109,872 $830,004 $574,105 $363,741 As Margin % Total revenues $4,949,168 $8,391,984 $6,667,216 $5,373,586 $4,071,003 Non-GAAP operating margin 14.1% 13.2% 12.4% 10.7% 8.9%